EXHIBIT 99.1

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MORGAN STANLEY                                                  January 14, 2003
Securitized Products Group       [GRAPHIC OMITTED]
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                             COMPUTATIONAL MATERIALS

                                  $421,683,000
                                  APPROXIMATELY

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                 SERIES 2003-NC1

                       MORTGAGE PASS-THROUGH CERTIFICATES


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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained herein may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained herein. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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

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MORGAN STANLEY                                                  January 14, 2003
Securitized Products Group       [GRAPHIC OMITTED]
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                           APPROXIMATELY $421,683,000
           MORGAN STANLEY DEAN WITTER CAPITAL I INC., SERIES 2003-NC1

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                    DEPOSITOR

                            OCWEN FEDERAL BANK, F.S.B
                                    SERVICER

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                                                            AVG LIFE TO MODIFIED DURATION
OFFERED                                  EXPECTED RATINGS     CALL /        TO CALL /
CLASSES  DESCRIPTION     BALANCE(4)    (S&P/FITCH/ MOODY'S)  MTY(1)(2)    MTY(1)(2)(3)    PAYMENT WINDOW TO CALL / MTY(1)(2)
----------------------------------------------------------------------------------------------------------------------------
 A-1     Not Offered    544,733,000                                                   *****Not Offered*****
A-2(5)     Floater   [125,000,000] (6)     AAA/AAA/Aaa      2.84 / 3.16    2.74 / 3.00      02/03 - 01/11 / 02/03 - 08/20
 A-3       Floater   [127,007,000] (6)     AAA/AAA/Aaa      2.84 / 3.16    2.73 / 2.99      02/03 - 01/11 / 02/03 - 08/20
 M-1       Floater       60,493,000         AA/AA/Aa2       5.33 / 5.88    4.97 / 5.41      04/06 - 01/11 / 04/06 - 08/17
 M-2       Floater       51,641,000           A/A/A2        5.30 / 5.79    4.79 / 5.15      03/06 - 01/11 / 03/06 - 05/16
 M-3       Floater       8,361,000           A-/A/A3        5.30 / 5.73    4.77 / 5.09      03/06 - 01/11 / 03/06 - 09/14
 B-1       Floater       32,952,000        BBB/BBB/Baa2     5.28 / 5.61    4.53 / 4.74      02/06 - 01/11 / 02/06 - 04/14
 B-2       Floater       16,229,000       BBB-/BBB-/Baa3    5.22 / 5.27    4.58 / 4.62      02/06 - 01/11 / 02/06 - 01/12

[TABLE CONTINUED]

             INITIAL
OFFERED   SUBORDINATION
CLASSES       LEVEL       BENCHMARK
------------------------------------
 A-1
A-2(5)       19.00%      1 Mo. LIBOR
 A-3         19.00%      1 Mo. LIBOR
 M-1         12.85%      1 Mo. LIBOR
 M-2          7.60%      1 Mo. LIBOR
 M-3          6.75%      1 Mo. LIBOR
 B-1          3.40%      1 Mo. LIBOR
 B-2          1.75%      1 Mo. LIBOR

Notes:      (1) Certificates are priced to the 10% optional clean-up call.
            (2) Based on the pricing prepayment speed. See details below.
            (3) Assumes pricing at par for Classes A-2 through B-2.
            (4) Bond sizes subject to a variance of plus or minus 5%.
            (5) Class A-2 wrapped by FSA
            (6) Final size of Class A-2 and A-3 subject to change

ISSUER:                 Morgan Stanley Dean Witter Capital I Inc. Trust
                        2003-NC1.

DEPOSITOR:              Morgan Stanley Dean Witter Capital I Inc.

CLASS A-2 INSURER:      Financial Security Assurance Inc.

LOAN SELLER:            NC Capital Corporation

SERVICER:               Ocwen Federal Bank, F.S.B

TRUSTEE:                Deutsche Bank National Trust Company

MANAGERS:               Morgan Stanley (lead manager); Utendahl Capital
                        Partners, L.P. and Blaylock & Partners, L.P. L.P.

RATING AGENCIES:        Standard & Poor's, Fitch Ratings and Moody's Investors
                        Service.

OFFERED CERTIFICATES:   Classes A-2, A-3, M-1, M-2, M-3, B-1 and B-2
                        Certificates.

EXPECTED PRICING DATE:  January 17, 2003

EXPECTED CLOSING DATE:  January 28, 2003 through DTC and Euroclear or
                        Clearstream, Luxembourg. The Certificates will be sold without accrued interest.

DISTRIBUTION DATES:     The 25th of each month, or if such day is not a business
                        day, on the next business day, beginning February 25, 2003.

FINAL SCHEDULED
DISTRIBUTION DATE:      The Distribution Date occurring in November 2032.

CLASS A-2 INSURANCE:    Financial Security Assurance Inc., a AAA/Aaa/AAA rated
                        surety bond provider, guarantees timely interest and ultimate principal to the Class A-2 Certificate holders.

DUE PERIOD:             For any Distribution Date, the period commencing on the
                        second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

INTEREST ACCRUAL        The interest accrual period for the Offered Certificates
PERIOD:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

MORTGAGE LOANS:         The Trust will consist of two groups of adjustable and
                        fixed rate sub-prime residential mortgage loans.

GROUP I MORTGAGE LOANS: Approximately $672.5 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

GROUP II MORTGAGE       Approximately $311.1 million of Mortgage Loans that
LOANS:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

PRICING PREPAYMENT      o     Fixed Rate Mortgage Loans: CPR starting at
SPEED:                  approximately 1.5333% CPR in month 1 and increasing to
                        23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter.

                        o     ARM Mortgage Loans: CPR of 25%.

CREDIT ENHANCEMENT:     The Offered Certificates are credit enhanced by:

                        1) Net monthly excess cashflow from the Mortgage Loans,
                        2) 1.75% overcollateralization (funded upfront). On and
                           after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the total principal balance of the Mortgage Loans as of the Cut-off Date, and
                        3) Subordination of distributions on the more
                           subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.
                        4) Insurance policy issued by FSA for the Class A-2
                           Certificates only.

SENIOR ENHANCEMENT      For any Distribution Date, the percentage obtained by
PERCENTAGE:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE:         The later to occur of:
                        (x) The earlier of:
                            (a) The Distribution Date occurring in February
                                2006; and
                            (b) The Distribution Date on which the aggregate
                                balance of the Class A Certificates is reduced to zero; and
                        (y) the first Distribution Date on which the Senior
                            Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                            Date) is greater than or equal to approximately
                            38.00%

TRIGGER EVENT:          A Trigger Event is in effect on any Distribution Date if
                        (i) on that Distribution Date the 60 Day+ Rolling
                        Average equals or exceeds 40% of the prior period's
                        Senior Enhancement Percentage and (ii) may include other trigger events related to the performance of the Mortgage Loans. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

INITIAL SUBORDINATION   Class A:        19.00%
PERCENTAGE:             Class M-1:      12.85%
                        Class M-2:       7.60%
                        Class M-3:       6.75%
                        Class B-1:       3.40%
                        Class B-2:       1.75%

OPTIONAL CLEAN-UP CALL: When the current aggregate principal balance of the
                        Mortgage Loans is less than or equal to 10% of the total principal balance of the Mortgage Loans as of the Cut-off Date.

STEP-UP COUPONS:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised.

CLASS A-1 PASS-THROUGH  The Class A-1 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group I Cap and (iii) the WAC Cap.

CLASS A-2 PASS-THROUGH  The Class A-2 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS A-3 PASS-THROUGH  The Class A-3 Certificates will accrue interest at a
RATE: variable rate equal to the least of (i) one-month LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                        (ii) the Loan Group II Cap and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH  The Class M-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH  The Class M-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS M-3 PASS-THROUGH  The Class M-3 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH  The Class B-1 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH  The Class B-2 Certificates will accrue interest at a
RATE: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC CAP: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates and in the case of the A-2 certificates, less the Class A-2 Insurance premium, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP I CAP:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

LOAN GROUP II CAP:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and in the case of the A-2 certificates, less the Class A-2 Insurance premium and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                        Accrual Period.

CLASS A-1 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-1 Certificates will equal the sum
                        of:
                        (i)    the excess, if any, of interest that would
                               otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)   any Class A-1 Basis Risk Carry Forward Amount
                               remaining unpaid from prior Distribution Dates;
                               and
                        (iii)  interest on the amount in clause (ii) at the
                               related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-2 Certificates will equal the sum
                        of:
                        (i)    the excess, if any, of interest that would
                               otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)   any Class A-2 Basis Risk Carry Forward Amount
                               remaining unpaid from prior Distribution Dates;
                               and
                        (iii)  interest on the amount in clause (ii) at the
                               related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-3 BASIS RISK    As to any Distribution Date, the supplemental interest
CARRY FORWARD AMOUNT:   amount for the Class A-3 Certificates will equal the sum
                        of:
                        (i)    the excess, if any, of interest that would
                               otherwise be due on such Certificates at the Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)   any Class A-3 Basis Risk Carry Forward Amount
                               remaining unpaid from prior Distribution Dates;
                               and
                        (iii)  interest on the amount in clause (ii) at the
                               related Class A-3 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, M-3,           As to any Distribution Date, the supplemental
B-1 AND B-2 BASIS RISK         interest amount for each of the Class M-1, M-2,
CARRY FORWARD AMOUNTS:         M-3, B-1 and B-2 Certificates willequal the sum
                               of:
                        (i)    the excess, if any, of interest that would
                               otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate
                               (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)   any Basis Risk Carry Forward Amount for such
                               class remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii)  interest on the amount in clause (ii) at the
                               Certificates' applicable Pass-Through Rate
                               (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS  On each Distribution Date and after payments of
ON OFFERED              servicing and trustee fees and other expenses, interest
CERTIFICATES:           distributions from the Interest Remittance Amount will
                        be allocated as follows:
                        (i)   the portion of the Interest Remittance Amount
                              attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer;
                        (ii)  the portion of the Interest Remittance Amount
                              attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata, to the Class A-2 Certificates, the Class A-3 Certificates and (according to any unpaid Class A-2 Insurance premiums and any unreimbursed Class A-2 Insurance Payment Amounts) the Class A-2 Insurer and second, to the Class A-1 Certificates;
                        (iii) to the Class M-1 Certificates, its Accrued
                              Certificate Interest;
                        (iv)  to the Class M-2 Certificates, its Accrued
                              Certificate Interest;
                        (v)   to the Class M-3 Certificates, its Accrued
                              Certificate Interest;
                        (vi)  to the Class B-1 Certificates, its Accrued
                              Certificate Interest; and
                        (vii) to the Class B-2 Certificates, its Accrued
                              Certificate Interest.

PRINCIPAL               On each Distribution Date (a) prior to the Stepdown Date
DISTRIBUTIONS ON        or (b) on which a Trigger Event is in effect, principal
OFFERED CERTIFICATES:   distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (iv)  to the Class M-3 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero;
                        (v)   to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero; and
                        (vi)  to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof have been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero;
                        (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero; and
                        (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof have been reduced to zero.

                        All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of any class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

INTEREST RATE CAP:      Beginning on the first Distribution Date, and for a
                        period of 35 months thereafter, an Interest Rate Cap will be pledged to the Trust for the benefit of the Class A-2, A-3, M-1, M-2, M-3, B-1 and B-2 Certificates.

                        If the 1-month LIBOR rate exceeds 6.75%, the Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate and 6.75% (on an Actual/360 day count basis) up to a maximum of 137.5bps for the first 24 months and up to a maximum of 100bps for the next 12 months and (ii) the Interest Rate Cap Notional Balance ("the Interest Rate Cap Payment") as described herein.

INTEREST RATE CAP       The Interest Rate Cap Payment shall be available to pay
PAYMENT ALLOCATION:     any Basis Risk Carry Forward Amount due Classes A-2,
                        A-3, M-1, M-2, M-3, B-1 and B-2 pro rata.

ALLOCATION OF NET       For any Distribution Date, any Net Monthly Excess
MONTHLY EXCESS          Cashflow shall be be paid as follows:
CASHFLOW:               (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;
                        (ii)   to the Class M-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (iii)  to the Class M-2 Certificates, the unpaid
                               interest shortfall amount;
                        (iv)   to the Class M-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (v)    to the Class M-3 Certificates, the unpaid
                               interest shortfall amount;
                        (vi)   to the Class M-3 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (vii)  to the Class B-1 Certificates, the unpaid
                               interest shortfall amount;
                        (viii) to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (ix)   to the Class B-2 Certificates, the unpaid
                               interest shortfall amount;
                        (x)    to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (xi)   concurrently, any Class A-1 Basis Risk Carry
                               Forward Amount to the Class A-1 Certificates, and any Class A-2 or Class A-3 Basis Risk Carry
                               Forward Amount to the Class A-2 and Class A-3
                               Certificates, respectively; and
                        (xii)  sequentially, to Classes M-1, M-2, M-3, B-1 and
                               B-2 Certificates, in such order, any Basis Risk
                               Carry Forward Amount for such classes.

INTEREST REMITTANCE     For any Distribution Date, the portion of available
AMOUNT:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.

ACCRUED CERTIFICATE     For any Distribution Date and each class of Offered
INTEREST:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                        Act of 1940 or similar state law allocated to such class.

CLASS A-2 INSURANCE     For any Distribution Date, the Class A-2 Insurance
PAYMENT AMOUNT:         Payment Amount equals Accrued Certificate Interest and
                        principal with respect to the Class A-2 Certificates, to the extent covered by the Class A-2 Insurer.

PRINCIPAL DISTRIBUTION  For any Distribution Date, the sum of (i) the Basic
AMOUNT: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL         On any Distribution Date, the excess of (i) the
DISTRIBUTION AMOUNT:    aggregate principal remittance amount over (ii) the
                        Excess Subordinated Amount, if any.

NET MONTHLY EXCESS      For any Distribution Date is the amount of funds
CASHFLOW:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

EXTRA PRINCIPAL         For any Distribution Date, the lesser of (i) the excess
DISTRIBUTION AMOUNT:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses and the Class A-2 Insurance premium), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED     For any Distribution Date, means the excess, if any of
AMOUNT:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

CLASS A PRINCIPAL       For any Distribution Date, the percentage equivalent of
ALLOCATION PERCENTAGE:  a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 and Class A-3 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date, distributed pro-rata.

CLASS A PRINCIPAL       For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 62.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $4,918,152.

CLASS M-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,918,152.

CLASS M-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $4,918,152.

CLASS M-3 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,918,152.

CLASS B-1 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $4,918,152.

CLASS B-2 PRINCIPAL     For any Distribution Date, an amount equal to the excess
DISTRIBUTION AMOUNT:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date), and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $4,918,152.

TRUST TAX STATUS:       REMIC.

ERISA ELIGIBILITY:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA ELIGIBILITY:      It is anticipated that the Class A-2, Class A-3 and
                        Class M-1 Certificates will be SMMEA eligible.

PROSPECTUS:             The Class A-2, Class A-3, Class M-1, Class M-2, Class
                        M-3, Class B-1 and Class B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                        Complete information with respect to the Offered
                        Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- ------------- ------------- --------------
        Initial           100            100           100           100            100
   January 2004            99             80            74            67             61
   January 2005            98             60            50            39             30
   January 2006            96             45            31            20             10
   January 2007            95             35            26            20             10
   January 2008            94             28            20            14             10
   January 2009            92             23            15            10              7
   January 2010            90             19            11             7              5
   January 2011            88             15             9             5              3
   January 2012            86             12             7             4              3
   January 2013            84             10             5             3              2
   January 2014            81              8             4             2              0
   January 2015            78              7             3             2              0
   January 2016            74              5             3             1              0
   January 2017            71              4             2             0              0
   January 2018            67              4             2             0              0
   January 2019            63              3             1             0              0
   January 2020            59              2             0             0              0
   January 2021            55              2             0             0              0
   January 2022            50              2             0             0              0
   January 2023            45              1             0             0              0
   January 2024            40              1             0             0              0
   January 2025            34              0             0             0              0
   January 2026            31              0             0             0              0
   January 2027            26              0             0             0              0
   January 2028            22              0             0             0              0
   January 2029            18              0             0             0              0
   January 2030            13              0             0             0              0
   January 2031             8              0             0             0              0
   January 2032             3              0             0             0              0
   January 2033             0              0             0             0              0
Average Life
to Maturity (years)     18.14           4.18          3.16          2.46           1.92
Average Life
to Call (1) (years)     18.10           3.80          2.84          2.19           1.69

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%       PPC 150%
--------------- ------------- -------------- ------------- ------------- --------------
        Initial           100            100           100           100            100
   January 2004            99             80            74            67             61
   January 2005            98             60            50            39             30
   January 2006            96             45            31            20             10
   January 2007            95             35            26            20             10
   January 2008            94             28            20            14             10
   January 2009            92             23            15            10              7
   January 2010            90             19            11             7              5
   January 2011            88             15             9             5              3
   January 2012            86             12             7             4              3
   January 2013            84             10             5             3              2
   January 2014            81              8             4             2              0
   January 2015            78              7             3             2              0
   January 2016            74              5             3             1              0
   January 2017            71              4             2             0              0
   January 2018            67              4             2             0              0
   January 2019            63              3             1             0              0
   January 2020            59              2             0             0              0
   January 2021            55              2             0             0              0
   January 2022            50              2             0             0              0
   January 2023            45              1             0             0              0
   January 2024            40              1             0             0              0
   January 2025            34              0             0             0              0
   January 2026            31              0             0             0              0
   January 2027            26              0             0             0              0
   January 2028            22              0             0             0              0
   January 2029            18              0             0             0              0
   January 2030            13              0             0             0              0
   January 2031             8              0             0             0              0
   January 2032             3              0             0             0              0
   January 2033             0              0             0             0              0
Average Life
to Maturity (years)     18.14           4.18          3.16          2.46           1.92
Average Life
to Call (1) (years)     18.10           3.80          2.84          2.19           1.69

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES          PPC 0%        PPC 75%       PPC 100%      PPC 125%      PPC 150%
--------------- ------------- -------------- ------------- ------------- -------------
        Initial           100            100           100           100           100
   January 2004           100            100           100           100           100
   January 2005           100            100           100           100           100
   January 2006           100            100           100           100           100
   January 2007           100             87            64            46            85
   January 2008           100             70            48            32            20
   January 2009           100             56            36            22            13
   January 2010           100             45            26            15             8
   January 2011           100             36            20            10             5
   January 2012           100             29            15             7             1
   January 2013           100             23            11             5             0
   January 2014           100             19             8             2             0
   January 2015           100             15             6             0             0
   January 2016           100             12             4             0             0
   January 2017           100              9             2             0             0
   January 2018           100              7             0             0             0
   January 2019           100              6             0             0             0
   January 2020           100              4             0             0             0
   January 2021           100              3             0             0             0
   January 2022           100              0             0             0             0
   January 2023           100              0             0             0             0
   January 2024           100              0             0             0             0
   January 2025            98              0             0             0             0
   January 2026            88              0             0             0             0
   January 2027            77              0             0             0             0
   January 2028            66              0             0             0             0
   January 2029            54              0             0             0             0
   January 2030            41              0             0             0             0
   January 2031            27              0             0             0             0
   January 2032            12              0             0             0             0
   January 2033             0              0             0             0             0
 Average Life
 to Maturity (years)    26.17           7.76          5.88          5.01          4.85
 Average Life
 to Call (1) (years)    26.04           7.05          5.33          4.57          4.49

 (1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES           PPC 0%       PPC 75%       PPC 100%      PPC 125%      PPC 150%
---------------  ------------- ------------- ------------- ------------- --------------
        Initial            100           100           100           100            100
   January 2004            100           100           100           100            100
   January 2005            100           100           100           100            100
   January 2006            100           100           100           100            100
   January 2007            100            87            64            46             32
   January 2008            100            70            48            32             20
   January 2009            100            56            36            22             13
   January 2010            100            45            26            15              8
   January 2011            100            36            20            10              3
   January 2012            100            29            15             7              0
   January 2013            100            23            11             2              0
   January 2014            100            19             8             0              0
   January 2015            100            15             5             0              0
   January 2016            100            12             1             0              0
   January 2017            100             9             0             0              0
   January 2018            100             7             0             0              0
   January 2019            100             4             0             0              0
   January 2020            100             1             0             0              0
   January 2021            100             0             0             0              0
   January 2022            100             0             0             0              0
   January 2023            100             0             0             0              0
   January 2024            100             0             0             0              0
   January 2025             98             0             0             0              0
   January 2026             88             0             0             0              0
   January 2027             77             0             0             0              0
   January 2028             66             0             0             0              0
   January 2029             54             0             0             0              0
   January 2030             41             0             0             0              0
   January 2031             27             0             0             0              0
   January 2032             12             0             0             0              0
   January 2033              0             0             0             0              0
 Average Life
 to Maturity (years)     26.17          7.68          5.79          4.81           4.36
 Average Life
 to Call (1) (years)     26.04          7.05          5.30          4.42           4.04

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES           PPC 0%        PPC 75%      PPC 100%      PPC 125%      PPC 150%
---------------  ------------- ------------- ------------- ------------- --------------
        Initial            100           100           100           100            100
   January 2004            100           100           100           100            100
   January 2005            100           100           100           100            100
   January 2006            100           100           100           100            100
   January 2007            100            87            64            46             32
   January 2008            100            70            48            32             20
   January 2009            100            56            36            22             13
   January 2010            100            45            26            15              8
   January 2011            100            36            20            10              0
   January 2012            100            29            15             3              0
   January 2013            100            23            11             0              0
   January 2014            100            19             8             0              0
   January 2015            100            15             0             0              0
   January 2016            100            12             0             0              0
   January 2017            100             9             0             0              0
   January 2018            100             6             0             0              0
   January 2019            100             0             0             0              0
   January 2020            100             0             0             0              0
   January 2021            100             0             0             0              0
   January 2022            100             0             0             0              0
   January 2023            100             0             0             0              0
   January 2024            100             0             0             0              0
   January 2025             98             0             0             0              0
   January 2026             88             0             0             0              0
   January 2027             77             0             0             0              0
   January 2028             66             0             0             0              0
   January 2029             54             0             0             0              0
   January 2030             41             0             0             0              0
   January 2031             27             0             0             0              0
   January 2032             12             0             0             0              0
   January 2033              0             0             0             0              0
 Average Life
 to Maturity (years)     26.16          7.60          5.73          4.70           4.18
 Average Life
 to Call (1) (years)     26.04          7.05          5.30          4.36           3.91

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES           PPC 0%        PPC 75%      PPC 100%      PPC 125%      PPC 150%
---------------  ------------- ------------- ------------- ------------- --------------
        Initial            100           100           100           100            100
   January 2004            100           100           100           100            100
   January 2005            100           100           100           100            100
   January 2006            100           100           100           100            100
   January 2007            100            87            64            46             32
   January 2008            100            70            48            32             20
   January 2009            100            56            36            22             11
   January 2010            100            45            26            15              1
   January 2011            100            36            20             5              0
   January 2012            100            29            14             0              0
   January 2013            100            23             7             0              0
   January 2014            100            19             1             0              0
   January 2015            100            15             0             0              0
   January 2016            100             9             0             0              0
   January 2017            100             4             0             0              0
   January 2018            100             0             0             0              0
   January 2019            100             0             0             0              0
   January 2020            100             0             0             0              0
   January 2021            100             0             0             0              0
   January 2022            100             0             0             0              0
   January 2023            100             0             0             0              0
   January 2024            100             0             0             0              0
   January 2025             98             0             0             0              0
   January 2026             88             0             0             0              0
   January 2027             77             0             0             0              0
   January 2028             66             0             0             0              0
   January 2029             54             0             0             0              0
   January 2030             41             0             0             0              0
   January 2031             27             0             0             0              0
   January 2032              9             0             0             0              0
   January 2033              0             0             0             0              0
 Average Life
 to Maturity (years)     26.14          7.47          5.61          4.60           4.04
 Average Life
 to Call (1) (years)     26.04          7.05          5.28          4.34           3.83

(1) 10% Optional Clean-Up Call

TO MATURITY
-----------

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
     DATES           PPC 0%        PPC 75%      PPC 100%      PPC 125%      PPC 150%
---------------  ------------- ------------- ------------- ------------- --------------
        Initial            100           100           100           100            100
   January 2004            100           100           100           100            100
   January 2005            100           100           100           100            100
   January 2006            100           100           100           100            100
   January 2007            100            87            64            46             32
   January 2008            100            70            48            32             11
   January 2009            100            56            36            14              0
   January 2010            100            45            24             0              0
   January 2011            100            36            10             0              0
   January 2012            100            29             0             0              0
   January 2013            100            18             0             0              0
   January 2014            100             8             0             0              0
   January 2015            100             0             0             0              0
   January 2016            100             0             0             0              0
   January 2017            100             0             0             0              0
   January 2018            100             0             0             0              0
   January 2019            100             0             0             0              0
   January 2020            100             0             0             0              0
   January 2021            100             0             0             0              0
   January 2022            100             0             0             0              0
   January 2023            100             0             0             0              0
   January 2024            100             0             0             0              0
   January 2025             98             0             0             0              0
   January 2026             88             0             0             0              0
   January 2027             77             0             0             0              0
   January 2028             66             0             0             0              0
   January 2029             54             0             0             0              0
   January 2030             41             0             0             0              0
   January 2031             26             0             0             0              0
   January 2032              0             0             0             0              0
   January 2033              0             0             0             0              0
 Average Life
 to Maturity (years)     26.04          7.04          5.27          4.30           3.76
 Average Life
 to Call (1) (years)     26.02          6.97          5.22          4.26           3.73

(1)   10% Optional Clean-Up Call

                        SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD  A-2 CAP(%)  A-3 CAP(%)  M-1 CAP(%)  M-2 CAP(%)  M-3 CAP(%)  B-1 CAP(%)  B-2 CAP(%)
------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360
 0               -           -           -           -           -           -           -
 1            9.57        9.58        9.47        9.47        9.47        9.47        9.47
 2            9.75        9.76        9.57        9.57        9.57        9.57        9.57
 3            9.08        9.09        8.87        8.87        8.87        8.87        8.87
 4            9.49        9.50        9.21        9.21        9.21        9.21        9.21
 5            9.36        9.37        9.05        9.05        9.05        9.05        9.05
 6            9.64        9.65        9.30        9.30        9.30        9.30        9.30
 7            9.37        9.38        9.05        9.05        9.05        9.05        9.05
 8            9.38        9.39        9.05        9.05        9.05        9.05        9.05
 9            9.65        9.66        9.30        9.30        9.30        9.30        9.30
 10           9.39        9.40        9.05        9.05        9.05        9.05        9.05
 11           9.66        9.67        9.30        9.30        9.30        9.30        9.30
 12           9.40        9.41        9.05        9.05        9.05        9.05        9.05
 13           9.41        9.42        9.05        9.05        9.05        9.05        9.05
 14           9.97        9.98        9.57        9.57        9.57        9.57        9.57
 15           9.43        9.44        9.05        9.05        9.05        9.05        9.05
 16           9.70        9.71        9.30        9.30        9.30        9.30        9.30
 17           9.44        9.45        9.05        9.05        9.05        9.05        9.05
 18           9.72        9.73        9.30        9.30        9.30        9.30        9.30
 19           9.46        9.47        9.05        9.05        9.05        9.05        9.05
 20           9.47        9.48        9.05        9.05        9.05        9.05        9.05
 21           9.75        9.76        9.30        9.30        9.30        9.30        9.30
 22          10.41       10.42       10.03       10.03       10.03       10.03       10.03
 23          10.72       10.73       10.32       10.32       10.32       10.32       10.32
 24          10.43       10.44       10.03       10.03       10.03       10.03       10.03
 25          10.07       10.08        9.65        9.65        9.65        9.65        9.65
 26          11.06       11.07       10.58       10.58       10.58       10.58       10.58
 27          10.10       10.11        9.65        9.65        9.65        9.65        9.65
 28          11.29       11.30       10.95       10.95       10.95       10.95       10.95
 29          10.98       10.99       10.63       10.63       10.63       10.63       10.63
 30          11.33       11.34       10.95       10.95       10.95       10.95       10.95
 31          11.02       11.02       10.63       10.63       10.63       10.63       10.63
 32          11.04       11.05       10.63       10.63       10.63       10.63       10.63
 33          11.40       11.40       10.95       10.95       10.95       10.95       10.95
 34          11.93       11.94       11.64       11.64       11.64       11.64       11.64
 35          12.32       12.33       12.00       12.00       12.00       12.00       12.00
 36          11.99       11.99       11.64       11.64       11.64       11.64       11.64
 37          24.53       24.53       10.64       10.64       10.64       10.64       10.64
 38          13.93       13.93       11.78       11.78       11.78       11.78       11.78
 39          12.52       12.53       10.64       10.64       10.64       10.64       10.64
 40          13.74       13.75       12.04       12.04       12.04       12.04       12.04
 41          13.24       13.25       11.65       11.65       11.65       11.65       11.65
 42          13.66       13.67       12.04       12.04       12.04       12.04       12.04
 43          13.22       13.23       11.65       11.65       11.65       11.65       11.65
 44          13.22       13.23       11.64       11.64       11.64       11.64       11.64
 45          13.66       13.67       12.03       12.03       12.03       12.03       12.03
 46          13.79       13.79       12.33       12.33       12.33       12.33       12.33
 47          14.24       14.25       12.74       12.74       12.74       12.74       12.74
 48          13.78       13.79       12.33       12.33       12.33       12.33       12.33
 49          13.78       13.79       12.33       12.33       12.33       12.33       12.33
 50          15.26       15.27       13.64       13.64       13.64       13.64       13.64
 51          13.78       13.79       12.32       12.32       12.32       12.32       12.32
 52          14.28       14.28       12.77       12.77       12.77       12.77       12.77
 53          13.81       13.82       12.36       12.36       12.36       12.36       12.36
 54          14.27       14.28       12.77       12.77       12.77       12.77       12.77
 55          13.81       13.82       12.35       12.35       12.35       12.35       12.35
 56          13.81       13.82       12.35       12.35       12.35       12.35       12.35
 57          14.27       14.28       12.76       12.76       12.76       12.76       12.76
 58          13.83       13.84       12.37       12.37       12.37       12.37       12.37
 59          14.29       14.30       12.78       12.78       12.78       12.78       12.78
 60          13.83       13.84       12.37       12.37       12.37       12.37       12.37
 61          13.83       13.84       12.37       12.37       12.37       12.37       12.37
 62          14.78       14.79       13.22       13.22       13.22       13.22       13.22
 63          13.83       13.84       12.37       12.37       12.37       12.37       12.37
 64          14.29       14.30       12.78       12.78       12.78       12.78       12.78
 65          13.83       13.83       12.36       12.36       12.36       12.36       12.36
 66          14.29       14.29       12.77       12.77       12.77       12.77       12.77
 67          13.82       13.83       12.36       12.36       12.36       12.36       12.36
 68          13.82       13.83       12.36       12.36       12.36       12.36       12.36
 69          14.28       14.29       12.77       12.77       12.77       12.77       12.77
 70          13.82       13.83       12.36       12.36       12.36       12.36       12.36
 71          14.28       14.29       12.77       12.77       12.77       12.77       12.77
 72          13.82       13.83       12.35       12.35       12.35       12.35       12.35
 73          13.82       13.83       12.35       12.35       12.35       12.35       12.35
 74          15.30       15.31       13.67       13.67       13.67       13.67       13.67
 75          13.82       13.83       12.35       12.35       12.35       12.35       12.35
 76          14.28       14.29       12.76       12.76       12.76       12.76       12.76
 77          13.82       13.83       12.35       12.35       12.35       12.35       12.35
 78          14.28       14.29       12.76       12.76       12.76       12.76       12.76
 79          13.82       13.83       12.35       12.35       12.35       12.35       12.35
 80          13.82       13.83       12.34       12.34       12.34       12.34       12.34
 81          14.28       14.29       12.75       12.75       12.75       12.75       12.75
 82          13.75       13.76       12.34       12.34       12.34       12.34       12.34
 83          12.66       12.67       12.75       12.75       12.75       12.75       12.75
 84          12.27       12.28       12.34       12.34       12.34       12.34       12.34
 85          12.29       12.30       12.34       12.34       12.34       12.34       12.34
 86          13.62       13.63       13.66       13.66       13.66       13.66       13.66
 87          12.32       12.33       12.34       12.34       12.34       12.34       12.34
 88          12.75       12.76       12.75       12.75       12.75       12.75       12.75
 89          12.36       12.37       12.33       12.33       12.33       12.33       12.33
 90          12.79       12.80       12.74       12.74       12.74       12.74       12.74
 91          12.40       12.41       12.33       12.33       12.33       12.33       12.33
 92          12.42       12.43       12.33       12.33       12.33       12.33       12.33
 93          12.85       12.86       12.74       12.74       12.74       12.74       12.74
 94          12.46       12.47       12.33       12.33       12.33       12.33       12.33
 95          12.90       12.91       12.74       12.74       12.74       12.74       12.74
 96          12.50       12.51       12.33       12.33       12.33       12.33       12.33
 97          12.53       12.54       12.32       12.32       12.32       12.32       12.32
 98          13.90       13.91       13.64       13.64       13.64       13.64       13.64
 99          12.58       12.58       12.32       12.32       12.32       12.32       12.32
 100         13.02       13.03       12.73       12.73       12.73       12.73       12.73
 101         12.63       12.63       12.32       12.32       12.32       12.32       12.32
 102         13.07       13.08       12.73       12.73       12.73       12.73       12.73
 103         12.68       12.69       12.32       12.32       12.32       12.32       12.32
 104         12.71       12.72       12.32       12.32       12.32       12.32       12.32
 105         13.16       13.17       12.73       12.73       12.73       12.73       12.73
 106         12.77       12.77       12.32       12.32       12.32       12.32       12.32
 107         13.22       13.23       12.73       12.73       12.73       12.73       12.73
 108         12.83       12.83       12.31       12.31       12.31       12.31       12.31
 109         12.86       12.87       12.31       12.31       12.31       12.31       12.31
 110         13.78       13.79       13.16       13.16       13.16       13.16       13.16
 111         12.92       12.93       12.31       12.31       12.31       12.31           -
 112         13.39       13.40       12.72       12.72       12.72       12.72           -
 113         12.99       13.00       12.31       12.31       12.31       12.31           -
 114         13.46       13.47       12.72       12.72       12.72       12.72           -
 115         13.07       13.07       12.31       12.31       12.31       12.31           -
 116         13.10       13.11       12.31       12.31       12.31       12.31           -
 117         13.58       13.59       12.72       12.72       12.72       12.72           -
 118         13.18       13.19       12.31       12.31       12.31       12.31           -
 119         13.66       13.67       12.72       12.72       12.72       12.72           -
 120         13.26       13.27       12.31       12.31       12.31       12.31           -
 121         13.31       13.32       12.30       12.30       12.30       12.30           -
 122         14.78       14.79       13.62       13.62       13.62       13.62           -
 123         13.40       13.41       12.30       12.30       12.30       12.30           -
 124         13.89       13.90       12.71       12.71       12.71       12.71           -
 125         13.49       13.50       12.30       12.30       12.30       12.30           -
 126         13.99       14.00       12.71       12.71       12.71       12.71           -
 127         13.59       13.60       12.30       12.30       12.30       12.30           -
 128         13.64       13.65       12.30       12.30       12.30       12.30           -
 129         14.15       14.16       12.71       12.71       12.71       12.71           -
 130         13.75       13.76       12.30       12.30       12.30       12.30           -
 131         14.26       14.27       12.71       12.71       12.71       12.71           -
 132         13.86       13.87       12.30       12.30       12.30       12.30           -
 133         13.92       13.93       12.30       12.30       12.30       12.30           -
 134         15.47       15.48       13.61       13.61       13.61       13.61           -
 135         14.04       14.05       12.29       12.29       12.29       12.29           -
 136         14.57       14.58       12.70       12.70       12.70       12.70           -
 137         14.17       14.18       12.29       12.29       12.29       12.29           -
 138         14.71       14.72       12.70       12.70       12.70       12.70           -
 139         14.30       14.31       12.29       12.29       12.29           -           -
 140         14.37       14.38       12.29       12.29       12.29           -           -
 141         14.92       14.93       12.70       12.70       12.70           -           -
 142         14.52       14.53       12.29       12.29       12.29           -           -
 143         15.08       15.09       12.70       12.70       12.70           -           -
 144         14.67       14.68       12.29       12.29           -           -           -
 145         14.75       14.76       12.29       12.29           -           -           -
 146         16.42       16.43       13.61       13.61           -           -           -
 147         14.91       14.93       12.29       12.29           -           -           -
 148         15.50       15.51       12.70       12.70           -           -           -
 149         15.09       15.10       12.29       12.29           -           -           -
 150         15.69       15.70       12.70       12.70           -           -           -
 151         15.27       15.28       12.29       12.29           -           -           -
 152         15.37       15.38       12.29       12.29           -           -           -
 153         15.98       15.99       12.70       12.70           -           -           -
 154         15.57       15.58       12.29       12.29           -           -           -
 155         16.19       16.21       12.70       12.70           -           -           -
 156         15.78       15.79       12.29       12.29           -           -           -
 157         15.89       15.90       12.29       12.29           -           -           -
 158         17.10       17.11       13.13       13.13           -           -           -
 159         16.11       16.13       12.29       12.29           -           -           -
 160         16.77       16.79       12.70       12.70           -           -           -
 161         16.35       16.37       12.29       12.29           -           -           -
 162         17.03       17.04       12.70       12.70           -           -           -
 163         16.61       16.62       12.29       12.29           -           -           -
 164         16.74       16.75       12.29       12.29           -           -           -
 165         17.43       17.45       12.70           -           -           -           -
 166         17.01       17.02       12.29           -           -           -           -
 167         17.72       17.74       12.70           -           -           -           -
 168         17.30       17.31       12.29           -           -           -           -
 169         17.45       17.46       12.29           -           -           -           -
 170         19.49       19.50       13.60           -           -           -           -
 171         17.76       17.77       12.29           -           -           -           -
 172         18.52       18.53       12.70           -           -           -           -
 173         18.09       18.10       12.29           -           -           -           -
 174         18.87       18.88       12.70           -           -           -           -
 175         18.44       18.45       12.29           -           -           -           -
 176         18.62       18.63       12.29           -           -           -           -
 177         19.43       19.44       12.70           -           -           -           -
 178         18.99       19.01       12.29           -           -           -           -
 179         19.82       19.84       12.70           -           -           -           -
 180         19.45       19.47           -           -           -           -           -
 181         19.79       19.81           -           -           -           -           -
 182         22.31       22.33           -           -           -           -           -
 183         20.53       20.55           -           -           -           -           -
 184         21.64       21.65           -           -           -           -           -
 185         21.38       21.39           -           -           -           -           -
 186         22.57       22.58           -           -           -           -           -
 187         22.34       22.35           -           -           -           -           -
 188         22.87       22.88           -           -           -           -           -
 189         24.23       24.24           -           -           -           -           -
 190         24.06       24.08           -           -           -           -           -
 191         25.56       25.57           -           -           -           -           -
 192         25.46       25.47           -           -           -           -           -
 193         26.24       26.26           -           -           -           -           -
 194         30.01       30.02           -           -           -           -           -
 195         28.05       28.06           -           -           -           -           -
 196         30.05       30.06           -           -           -           -           -
 197         30.22       30.24           -           -           -           -           -
 198         32.54       32.55           -           -           -           -           -
 199         32.90       32.92           -           -           -           -           -
 200         34.44       34.46           -           -           -           -           -
 201         37.37       37.39           -           -           -           -           -
 202         38.13       38.14           -           -           -           -           -
 203         41.73       41.74           -           -           -           -           -
 204         42.99       43.00           -           -           -           -           -
 205         46.05       46.06           -           -           -           -           -
 206         53.10       53.11           -           -           -           -           -
 207         54.06       54.07           -           -           -           -           -
 208         61.44       61.44           -           -           -           -           -
 209         66.25       66.25           -           -           -           -           -
 210         77.57       77.58           -           -           -           -           -
 211         86.97       86.98           -           -           -           -           -
 212        103.92      103.93           -           -           -           -           -
 213        134.30      134.30           -           -           -           -           -
 214        175.09      175.09           -           -           -           -           -
 215        281.41      281.41           -           -           -           -           -
 216             *           *           -           -           -           -           -
 217             -           -           -           -           -           -           -

* In Period 216 the A-2 Class has a balance of $48,001 and is paid $43,569 in interest and the A-3 Class has a balance of $48,772 and is paid $44,268 in interest.

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective
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